EXHIBIT 10.5.1


                                   ADDENDUM II

         The following is the Second Addendum to that certain Office Lease ("Lease") dated January 27, 2000, which was amended by Addendum I of that same date, by and between BroadLake Partners, a California Limited Partnership, as Landlord and ValueStar Inc. as Tenant for certain premises located at 360 22nd Street, Fourth Floor, Area C, Oakland, California ("Premises").

A. Section 4(a). Minimum Rent. Section 4(a) of the Lease is amended as follows:

         The minimum monthly rent shall be increased effective February 1, 2003 to $10,233.60 per month. This shall be in addition to the allowed increases under Sections 4(b), 5(a) and 5(b) of the Lease.

B. Section 4(b). Minimum Rent. Section 4(b) and Paragraph 1 of Addendum I of the Lease is amended as follows:

         Paragraph 1 of Addendum I shall be deleted.

C. Section 5(a). Rental Adjustment. Effective May 1, 2001, Section 5(a) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

D. Section 5(b). Increases in Taxes. Effective May 1, 2001, Section 5(b) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

         Except as specifically amended by this Addendum II, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

         In witness whereof, this Addendum II has been executed as of May 16, 2001.


Landlord:                                       Tenant:
BroadLake Partners,                             ValueStar, Inc.
A California Limited Partnership
By: Cragganmore Partners,                       By:  /s/ James Stein
                                                     ----------------
     A California Limited Partnership                   (Signature)
     Its General Partners
     By:  Macallan Investments, Inc.                    James Stein
          Its General Partner                   --------------------------------
                                                      (Type Name)

     By:  /s/ Dale A. Frost                     Its: President
         --------------------------------            ---------------------------
         Dale A. Frost, President

                                   ADDENDUM II

         The following is the Second Addendum to that certain Office Lease ("Lease") dated December 30, 1999, which was amended by Addendum I of that same date, by and between BroadLake Partners, a California Limited Partnership, as Landlord and ValueStar Inc. as Tenant for certain premises located at 360 22nd Street, Fourth Floor, Area A, Oakland, California ("Premises").

E. Section 4(a). Minimum Rent. Section 4(a) of the Lease is amended as follows:

         The minimum monthly rent shall be increased effective February 1, 2003 to $15,363.20 per month. This shall be in addition to the allowed increases under Sections 4(b), 5(a) and 5(b) of the Lease.

F. Section 4(b). Minimum Rent. Section 4(b) and Paragraph 1 of Addendum I of the Lease is amended as follows:

         Paragraph 1 of Addendum I shall be deleted.

G. Section 5(a). Rental Adjustment. Effective May 1, 2001, Section 5(a) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

H. Section 5(b). Increases in Taxes. Effective May 1, 2001, Section 5(b) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

         Except as specifically amended by this Addendum II, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

         In witness whereof, this Addendum II has been executed as of May 16, 2001.

Landlord:                                       Tenant:
BroadLake Partners,                             ValueStar, Inc.
A California Limited Partnership
By: Cragganmore Partners,                       By:  /s/ James Stein
                                                     ----------------
     A California Limited Partnership                   (Signature)
     Its General Partners
     By:  Macallan Investments, Inc.                    James Stein
          Its General Partner                   --------------------------------
                                                      (Type Name)

     By:  /s/ Dale A. Frost                     Its: President
         --------------------------------            ---------------------------

                                   ADDENDUM II

         The following is the Second Addendum to that certain Office Lease ("Lease") dated March 3, 2000, which was amended by Addendum I of that same date, by and between BroadLake Partners, a California Limited Partnership, as Landlord and ValueStar Inc. as Tenant for certain premises located at 360 22nd Street, Fourth Floor, Area B, Oakland, California ("Premises").

I. Section 4(a). Minimum Rent. Section 4(a) of the Lease is amended as follows:

         The minimum monthly rent shall be increased effective February 1, 2003 to $6,390.40 per month. This shall be in addition to the allowed increases under Sections 4(b), 5(a) and 5(b) of the Lease.

J. Section 4(b). Minimum Rent. Section 4(b) and Paragraph 1 of Addendum I of the Lease is amended as follows:

         Paragraph 1 of Addendum I shall be deleted.

K. Section 5(a). Rental Adjustment. Effective May 1, 2001, Section 5(a) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

L. Section 5(b). Increases in Taxes. Effective May 1, 2001, Section 5(b) of the Lease and Paragraph 3 of Addendum I is amended as follows:

         Paragraph 3 of Addendum I shall be deleted.

         Except as specifically amended by this Addendum II, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

         In witness whereof, this Addendum II has been executed as of May 16, 2001.

Landlord:                                       Tenant:
BroadLake Partners,                             ValueStar, Inc.
A California Limited Partnership
By: Cragganmore Partners,                       By:  /s/ James Stein
                                                     ----------------
     A California Limited Partnership                   (Signature)
     Its General Partners
     By:  Macallan Investments, Inc.                    James Stein
          Its General Partner                   --------------------------------
                                                      (Type Name)

     By:  /s/ Dale A. Frost                     Its: President
         --------------------------------            ---------------------------